SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 11, 2004

                            STRUCTURED PRODUCTS CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

 Delaware                           001-31964            13-3692801
 --------                           ---------            ----------
(State or other jurisdiction of    (Commission File     (IRS Employer
 incorporation or organization)     Number)              Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496
                                                   -------------

Item 1.   Changes in Control of Registrant.
-------   ---------------------------------
          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.
-------   -------------------------------------

          Corporate-Backed Trust Securities (CorTS) Trust for Verizon Maryland Debentures (the "Trust") issued certificates relating in the aggregate to $30,000,000 principal amount of 5.125% Debentures, Series B, due June 15, 2033 issued by Verizon Maryland Inc. (the "Term Assets").

          Pursuant to a Securities and Exchange Commission Form 15 dated May 4, 2004, Verizon Maryland Inc. elected to suspend its duty to file periodic reports under certain sections of the Securities Exchange Act of 1934. In accordance with the trust agreement pursuant to which the certificates were issued the Term Assets held by the Trust are to be liquidated and the proceeds distributed in accordance with the terms of the related trust agreement.

          On May 10, 2004, U.S. Bank Trust National Association, as trustee, requested bids for the sale of the Term Assets, and accepted the winning bid of UBS Financial Services Inc. On May 13, 2004, U.S. Bank Trust National Association, as trustee, is expected to receive $24,109,300.37 as proceeds from the sale of the Term Assets.

          On May 13, 2004, U.S. Bank Trust National Association, as trustee, is expected to distribute the liquidation proceeds as follows: (a) to Structured Products Corp., an amount equal to $132,395.83 which represents the accrued interest on the Term Assets from December 15, 2003 to but not including January 16, 2004, the issuance date of the certificates, and (b) to Certificateholders, $23.392102 per $25 certificate.

Item 3.   Bankruptcy or Receivership.
-------   ---------------------------
          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
-------   ----------------------------------------------
          Not Applicable.

Item 5.   Other Events.
-------   -------------
          Not Applicable.

Item 6.   Resignations of Registrant's Directors.
-------   ---------------------------------------

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 11, 2004
                                              STRUCTURED PRODUCTS CORP.


                                              By:  /s/ Mark C. Graham
                                                --------------------------------
                                                Name:   Mark C. Graham
                                                Title:  Authorized Signatory